SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2005 (May 12, 2005)

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-22825	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

196 Van Buren Street

Herndon, VA 20170

(Address of principal executive offices, including zip code)

(703) 434-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 11, 2005, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”), announced its financial results for the fourth quarter and the year ended December 31, 2004. A copy of the press release containing the announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference. RCN does not intend for this item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

RCN prepared slide presentations in connection with RCN’s earnings release for the fourth quarter of 2004. A copy of the slide presentations is included as Exhibits 99.2 and 99.3 to this report and is incorporated herein by reference. RCN does not intend for this item 7.01 or Exhibit 99.2 or Exhibit 99.3 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	RCN Corporation Earnings Press Release dated May 12, 2005.

Exhibit 99.2	RCN Corporation Slide Presentation I dated May 12, 2005.

Exhibit 99.3	RCN Corporation Slide Presentation II dated May 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	President and Chief Executive Officer

Date: May 12, 2005

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	RCN Corporation Earnings Press Release dated May 12, 2005.

Exhibit 99.2	RCN Corporation Slide Presentation I dated May 12, 2005.

Exhibit 99.3	RCN Corporation Slide Presentation II dated May 12, 2005.